Exhibit 99 (a)
FIRST AMENDMENT
TO REVOLVING CREDIT, TERM LOAN AND
GUARANTY AGREEMENT
          FIRST AMENDMENT, dated as of October 27, 2005 (the “Amendment”), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of October 14, 2005, among DELPHI CORPORATION., a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory thereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), CITICORP USA, INC. (“CUSA”), each of the other financial institutions from time to time party thereto (together with JPMCB and CUSA, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and CUSA, as syndication agent (in such capacity, the “Syndication Agent”; together, the Administrative Agent and the Syndication Agent are the “Agents”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agents are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of October 14, 2005 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms Generally. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.
     2. New Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:
          “Account” shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance, as set forth in the UCC.
          “Account Debtor” shall mean the Person obligated on an Account.
          “Adjusted Eligible Receivables” shall mean the Eligible Receivables, minus the Dilution Reserve.
          “Asset Sale” shall mean any Disposition of property or series of related Dispositions of property by the Borrower or any Guarantor (excluding any such Disposition permitted by clauses (i), (ii), (iii), (v), (vii) and (viii) of Section 6.10).

          “Available Receivables” shall mean, at any date of determination, an amount equal to 85% of Adjusted Eligible Receivables.
          “Canadian Dollars” and “C$” mean the lawful money of Canada.
          “Dilution Factors” shall mean, without duplication (including, without duplication to the deductions taken into account in the calculation of Eligible Receivables), with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable in a manner consistent with current and historical accounting practices of the Loan Parties.
          “Dilution Ratio” shall mean, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the twelve (12) most recently ended fiscal months divided by (b) total gross sales of the Loan Parties for the twelve (12) most recently ended fiscal months, or such other amount as may be otherwise agreed by the Administrative Agent and the Borrower.
          “Dilution Reserve” shall mean, at any date, (i) the amount by which the Dilution Ratio exceeds five percent (5%) multiplied by (ii) the Eligible Receivables on such date.
          “Disposition”: with respect to any property, any sale, lease, sale and leaseback, assignment (other than for security or collection in the ordinary course of business), conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.
          “Eligible Inventory” shall mean, at the time of any determination thereof, without duplication, the Inventory Value of the Loan Parties at such time that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (m) below. Criteria and eligibility standards used in determining Eligible Inventory may be fixed and revised from time to time by the Administrative Agent in its reasonable discretion. Unless otherwise from time to time approved in writing by the Administrative Agent, no Inventory shall be deemed Eligible Inventory if, without duplication:
(a)	a Loan Party does not have good, valid and unencumbered title thereto, subject only to Liens permitted under clause (v) or (vi) of Section 6.01; or

(b)	it is not located in the United States or, solely in the case of Inventory that qualifies as Mexican Inventory, Mexico; or

(c)	it is not either (i) located on property owned by a Loan Party, (ii) Mexican Inventory or (iii) located in a third party warehouse or at a third party processor or (except in the case of consigned Inventory, which is covered by clause (g) below) in another location not owned by a Loan Party (it being understood that the Borrower will provide its best estimate of the value of such Inventory to be agreed to by the Administrative Agent and reflected in the Borrowing Base Certificate), and either (A) is not covered by a Landlord Lien Waiver, (B) a Rent Reserve has not been taken with respect to such Inventory or (C) is not subject to an enforceable agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the relevant Loan Party has validly assigned its access rights to such Inventory and property to the Administrative Agent; or
(d)	it is operating supplies, labels, packaging or shipping materials, cartons, repair parts, labels or miscellaneous spare parts, nonproductive stores inventory and other such materials, in each case not considered used for sale in the ordinary course of business of the Loan Parties by the Administrative Agent in its reasonable discretion from time to time; or

(e)	it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent; or

(f)	it is consigned at a customer, supplier or contractor location but still accounted for in the Loan Party’s inventory balance (it being understood that the Mexican Inventory shall not be excluded pursuant to this clause (g)); provided that a portion of the Loan Parties’ consigned Inventory (not to exceed 50%) may be included in “Eligible Inventory” in the Administrative Agent’s discretion to the extent such consigned Inventory is (i) on or after January 30, 2006, subject to an agreement (in form and substance reasonably satisfactory to the Administrative Agent) pursuant to which the relevant Loan Party has validly assigned its access rights to such Inventory and property to the Administrative Agent and (ii) otherwise eligible for inclusion in the Borrowing Base; or

(g)	it is Inventory (other than Mexican Inventory) that is in-transit to or from a location not leased or owned by a Loan Party (it being understood that the Borrower will provide its best estimate of the value of all such Inventory and all Mexican Inventory in-transit, which estimate is to be reflected in the Borrowing Base Certificate); or

(h)	it is obsolete, slow-moving, nonconforming or unmerchantable or is identified as a write-off, overstock or excess by a Loan Party, or does not otherwise conform to the representations and warranties contained in this Agreement and the other Loan Documents applicable to Inventory; provided that a portion of the Loan Parties’ reserve for such Inventory (not to exceed 50%) may be included in “Eligible Inventory” in the Administrative Agent’s reasonable discretion to the extent such Inventory is otherwise eligible for inclusion in the Borrowing Base; or

(i)	it is Inventory used as a sample or prototype, display or display item; or

(j)	to the extent of any portion of Inventory Value thereof attributable to intercompany profit among Loan Parties or their affiliates (it being understood that the Borrower will provide its best estimate of the value of such Inventory Value to be agreed by the Administrative Agent and reflected in the Borrowing Base Certificate); or

(k)	any Inventory that is damaged, defective or marked for return to vendor, has been deemed by a Loan Party to require rework or is being held for quality control purposes; provided that a portion (not to exceed 25%) of the book value of core Inventory that is held for scrap value recovery at a location of Automotive Holdings Group may be included in “Eligible Inventory” in the Administrative Agent’s reasonable discretion to the extent such Inventory is otherwise eligible for inclusion in the Borrowing Base; or

(l)	such Inventory does not meet all material applicable standards imposed by any Governmental Authority having regulatory authority over it.
          “Eligible Receivables” means, at the time of any determination thereof, each Account that satisfies the following criteria: such Account (i) has been invoiced to, and represents the bona fide amounts due to a Loan Party from, the purchaser of goods or services, in each case originated in the ordinary course of business of such Loan Party and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (t) below. Without limiting the foregoing, to qualify as Eligible Receivables, an Account shall indicate no person other than a Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (A) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)), (B) without duplication, the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement, if any, and (C) the aggregate amount of all cash received in respect of such Account but not yet applied by a Loan Party to reduce the amount of such Account. Criteria and eligibility standards used in determining Eligible Receivables may be fixed and revised from time to time by the Administrative Agent in its reasonable discretion. Unless otherwise approved from time to time in writing by the Administrative Agent, no Account shall be an Eligible Receivable if, without duplication:
(a)	(i) a Loan Party does not have sole lawful and absolute title to such Account (subject only to Liens permitted under clause (v) or (vi) of Section 6.01) or (ii) the goods sold with respect to such Account have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates that any Person other than a Loan Party has or has purported to have an ownership interest in such goods; or

(b)	(i) it is unpaid more than 90 days from the original date of invoice or 60 days from the original due date or (ii) it has been written off the books of a Loan Party or has been otherwise designated on such books as uncollectible; or

(c)	more than 50% in face amount of all Accounts of the same Account Debtor are ineligible pursuant to clause (b) above; or

(d)	the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind (other than postpetition accounts payable of an Account Debtor that is a debtor-in-possession under the Bankruptcy Code and reasonably acceptable to the Administrative Agent); or

(e)	the Account is not (i) payable in Dollars or Canadian Dollars or (ii) the Account Debtor is either not organized under the laws of the United States of America, any state thereof, or the District of Columbia, or Canada or any province thereof or is located outside or has its principal place of business or substantially all of its assets outside the United States or Canada, unless, in each case, such Account is supported by a letter of credit from an institution and in form and substance satisfactory to the Administrative Agent in its sole discretion; provided that Accounts in an aggregate amount not exceeding $50,000,000 of Account Debtors that (x) are not organized under the laws of the United States of America, any state thereof, the District of Columbia, or Canada or any province thereof or (y) are located outside or have their respective principal places of business or substantially all of their assets outside the United States or Canada may be included in “Eligible Receivables” in the Administrative Agent’s reasonable discretion to the extent such Accounts are otherwise eligible for inclusion in the Borrowing Base; or

(f)	the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Loan Party duly assigns its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form and substance reasonably satisfactory to the Administrative Agent; or

(g)	the Account is subject to any security deposit (to the extent received from the applicable Account Debtor), progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof; or

(h)	(i) it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent, subject to no other Liens other than Liens permitted by this Agreement or (ii) it does not otherwise conform in all material respects to the representations and warranties contained in this Agreement and the other Loan Documents relating to Accounts; or

(i)	(i) such Account was invoiced in advance of goods or services provided, (ii) such Account was invoiced twice or more, or (iii) the associated revenue has not been earned; or

(j)	the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, ship-and-return, sale on approval or consignment or other similar basis or made pursuant to any other agreement providing for repurchases or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; or
(k)	the goods giving rise to such Account have not been shipped and/or title has not been transferred to the Account Debtor, or the Account represents a progress-billing or otherwise does not represent a complete sale; for purposes hereof, “progress-billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon the completion by a Loan Party of any further performance under the contract or agreement; or

(l)	it arises out of a sale made by a Loan Party to an employee, officer, agent, director, Subsidiary or Affiliate of a Loan Party; or

(m)	such Account was not paid in full, and a Loan Party created a new receivable for the unpaid portion of the Account, and other Accounts constituting chargebacks, debit memos and other adjustments for unauthorized deductions; or

(n)	the Account Debtor (i) has or has asserted a right of set-off against a Loan Party (unless such Account Debtor has entered into a written agreement reasonably satisfactory to the Administrative Agent to waive such set-off rights) or (ii) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of a Loan Party which has not been resolved, in each case, without duplication, only to the extent of the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be (except to the extent that such right of set-off (x) may not be exercised as a result of the automatic stay pursuant to Section 362 of the Bankruptcy Code or (y) otherwise may not be currently exercised pursuant to the terms of the Final Order); or

(o)	the Account does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation, the Federal Consumer Credit Protection Act, Federal Truth in Lending Act and Regulation Z; or

(p)	as to any Account, to the extent that (i) a check, promissory note, draft, trade acceptance or other Instrument for the payment of money has been received, presented for payment and returned uncollected for any reason or (ii) such Account is otherwise classified as a note receivable and the obligation with respect thereto is evidenced by a promissory note or other debt instrument or agreement; or

(q)	the Account is created on cash on delivery terms, or on extended terms and is due and payable more than 90 days from the invoice date; or

(r)	the Account represents tooling receivables related to tooling that has not been completed or received by a Loan Party and approved and accepted by the applicable customer.

Notwithstanding the forgoing, all Accounts of any single Account Debtor and its Affiliates which, in the aggregate, exceed (i) 25% in the case of GM Receivables, (ii) 20% in respect of any other Account Debtor whose securities are rated Investment Grade or (iii) 10% in respect of all other Account Debtors, of the total amount of all Eligible Receivables at the time of any determination shall be deemed not to be Eligible Receivables to the extent of such excess. In addition, in determining the aggregate amount from the same Account Debtor that is unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (b) above there shall be excluded the amount of any net credit balances relating to Accounts due from an Account Debtor with invoice dates more than 90 days from the date of invoice or more than 60 days from the due date.
          “Inventory Reserves” shall mean reserves against Inventory equal to the sum of the following:
(a)	an unrecorded book to physical inventory reduction determined by the Borrower based on its most recent physical inventory or cycle counts or as otherwise determined by the Administrative Agent in its reasonable discretion;

(b)	a revaluation reserve whereby favorable variances shall be deducted from Eligible Inventory and unfavorable variances shall not be added to Eligible Inventory;

(c)	a lower of cost or market value reserve for any differences between a Loan Party’s actual cost to produce versus its selling price to third parties, as calculated on a quarterly basis;

(d)	a reserve in an amount equal to five percent (5%) of the Eligible Inventory that is Mexican Inventory; provided that such percentage may be increased from time to time by the Administrative Agent in its reasonable discretion; and

(e)	any other reserve as deemed necessary from time to time by the Administrative Agent in its reasonable discretion.
          “Inventory Value” shall mean with respect to any Inventory of a Loan Party at the time of any determination thereof, the standard cost carried on the general ledger or inventory system of such Loan Party stated on a basis consistent with its current and historical accounting practices, in Dollars, determined in accordance with the standard cost method of accounting less, without duplication, (i) any markup on Inventory from an affiliate and (ii) in the event variances under the standard cost method are expensed, a reserve reasonably determined by the Administrative Agent as appropriate in order to adjust the standard cost of Eligible Inventory to approximate actual cost.
          “Investment Grade” shall mean a rating established by a third party rating agency, equivalent to ‘BBB-’ by S&P or ‘Baa3’ by Moody’s, or better.
          “Landlord Lien Waiver” shall mean a written agreement that is reasonably acceptable to the Administrative Agent, pursuant to which a Person shall waive or subordinate its rights (if any, that are or would be prior to the Liens granted to the Administrative Agent for the benefit of the Lenders under the Loan Documents) and claims as landlord in any Inventory of a

Loan Party for unpaid rents, grant access to the Administrative Agent for the repossession and sale of such inventory and make other agreements relative thereto.
          “Loan Parties” shall mean the Borrower and the Guarantors.
          “Mexican Inventory” shall mean Inventory that is owned by a Loan Party and has been consigned to a Mexican Subsidiary of the Borrower; provided that no Inventory shall qualify as Mexican Inventory unless (i) the rights of the Loan Parties under the agreements pursuant to which such Inventory is so consigned are subject to a first priority Lien in favor of the Administrative Agent and (ii) such Inventory is (x) located at a plant owned by the Borrower or its Subsidiaries, (y) in-transit between such a plant and a location owned or leased by a Loan Party or (z) located on property as to which an enforceable power of attorney and other requisite documentation (in each case in form and substance reasonably satisfactory to the Administrative Agent) providing the Administrative Agent rights of access to such Inventory has been delivered to the Administrative Agent.
          “Net Cash Proceeds” shall mean connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Permitted Investments, net of attorneys’ fees, accountants’ fees, investment banking fees, commissions, premiums, amounts required to be applied to the repayment of Indebtedness secured by a Lien permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to the Security and Pledge Agreement) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and a reasonable reserve for purchase price adjustments and indemnification payments that could reasonably be expected to arise during the term of the Tranche A Loans and the Tranche B Loans; provided that in the case of any Asset Sale or Recovery Event in respect of which the Net Cash Proceeds do not exceed $2,500,000, such Net Cash Proceeds shall not be deemed to constitute “Net Cash Proceeds” for purposes of Section 2.13 until the aggregate amount of all such excluded Net Cash Proceeds is at least $10,000,000.
          “Recovery Event” shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any Guarantor, in each case in an amount in excess of $5,000,000.
          “Rent Reserve” shall mean, with respect to any plant, warehouse distribution center or other operating facility where any Inventory subject to landlords’ Liens or other Liens arising by operation of law is located, a reserve equal to one (1) month’s rent at such plant, warehouse distribution center, or other operating facility, and such other reserve amounts that may be determined by the Administrative Agent in its reasonable discretion.
     3. Amended and Restated Defined Terms. The definitions of the terms “Available Inventory”, “Borrowing Base”, “Borrowing Base Amendment”, “GM Receivables”, “Fixed Asset Component” and “Prepayment Date” set forth in Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

          “Available Inventory” shall mean, on any date, the lesser of (i) an amount equal to (x) the product of (1) 65% multiplied by (2) the sum of Eligible Inventory, less Inventory Reserves, less (y) Rent Reserves and (ii) 85% of the product of (x) the Net Recovery Rate in effect for the Inventory (based on the then most recent independent inventory appraisal) on such date of determination, multiplied by (y) the aggregate amount of gross domestic Inventory and Mexican Inventory (as reported in accordance with the Borrower’s general ledger and inventory system at such date of determination) as set forth in the most recent Borrowing Base Certificate.
          “Borrowing Base” shall mean, on any date, an amount (calculated based on the most recent Borrowing Base Certificate delivered to the Administrative Agent in accordance with this Agreement) that is equal to the sum of (i) Available Receivables, plus (ii) Available Inventory, plus (ii) the Fixed Asset Component, minus (iv) the Carve-Out, minus (v) an amount equal to the excess (if any) of the aggregate amount of Secured Domestic Hedging Obligations (determined on a marked-to-market basis) over $75,000,000; provided that the aggregate amount of the Fixed Asset Component shall at no time account for more than thirty percent (30%) of the aggregate amount of the Borrowing Base (it being understood that, solely for purposes of this proviso, the aggregate amount of the Borrowing Base shall be calculated without giving effect to the deductions described in clauses (iv) and (v) above). For the avoidance of doubt, for purposes of this definition, (A) the amount described in clause (iii) of the definition of “Carve-Out” shall be deemed at all times to be equal to $35,000,000 and (B) the amount described in clause (iv)(y) of the definition of “Carve-Out” shall be deemed at all times to be equal to $5,000,000. Borrowing Base standards may be fixed and revised from time to time by the Administrative Agent in its reasonable discretion.
          “Borrowing Base Amendment” shall mean that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October ___, 2005 among the Borrower, the Guarantors, the Agents and the Lenders party thereto.
          “Fixed Asset Component” shall mean, on any date, an amount equal to the sum of (i) 80% of the Net Orderly Liquidation Value of Eligible Equipment plus (ii) 50% of the fair market value of Eligible Real Estate (as set forth in the most recent third party real estate appraisal in form and substance, and prepared by an independent appraisal firm, reasonably satisfactory to the Administrative Agent ) less (iii) reserves as are deemed necessary from time to time by the Administrative Agent in its reasonable discretion, including a reserve in respect of matters disclosed in the environmental consultant report required to be delivered pursuant to Section 5.12.
          “GM Receivables” shall mean any Accounts owing from General Motors Corporation and its Affiliates.
          “Prepayment Date” shall mean the date that is forty-five (45) days after the entry of the Interim Order by the Bankruptcy Court if the Final Order has not been entered by the Bankruptcy Court prior to the expiration of such forty-five (45) day period, or if the Final Order as entered by the Bankruptcy Court does not authorize (i) credit extensions under this Agreement of up to $2,000,000,000 and (ii) such changes to the Loan Documents as the Administrative Agent and the Arrangers may reasonably determine are advisable in order to ensure a successful syndication of the loan facilities hereunder (subject to any limitations on such changes contained in the fee letter referred to in Section 2.21).
     4. New Section 1.02(b) (Administrative Agent’s Borrowing Base Discretion). Section 1.02 of the Credit Agreement is hereby amended by inserting (a) immediately after the title thereof, and adding a new clause (b) to read in its entirety as follows:
          “(b) When a change in any amount, percentage, reserve, eligibility criteria or other item in the definitions of the terms “Borrowing Base”, “Eligible Inventory”, “Eligible Receivables”, “Fixed Asset Component”, “Inventory Reserves” and “Rent Reserve” is to be determined in the Administrative Agent’s “reasonable discretion”, such change shall become effective on the date that is ten (10) days after delivery of a written notice thereof to the Borrower (a “Borrowing Base Change Notice”), or immediately, without prior written notice, during the continuance of an Event of Default; provided that (regardless of whether an Event of Default is continuing) no change set forth in a Borrowing Base Change Notice shall be required to be reflected in the next Borrowing Base Certificate delivered by the Borrower if such Borrowing Base Change Notice is delivered to the Borrower less than ten (10) days prior to the date such Borrowing Base Certificate is required to be delivered hereunder.”
     5. New Section 2.13(b) (Mandatory Prepayment from Asset Sale and Casualty Proceeds). Section 2.13 of the Credit Agreement is hereby amended by re-lettering clause (b) therein as clause (c), and adding the following new clause (b) as follows:
          “(b) If on any date the Borrower or any Guarantor shall receive Net Cash Proceeds from (i) any Asset Sale or (ii) any Recovery Event (except to the extent that Net Cash Proceeds received in connection with such Recovery Event are applied within 180 days of receipt thereof to the replacement or repair of the assets giving rise thereto), and in each case, the aggregate amount of all Net Cash Proceeds from Asset Sales and Recovery Events received by the Borrower and the Guarantors from Asset Sales and Recovery Events occurring on and after the Closing Date exceeds $125,000,000 then (without duplication of any reduction to the Borrowing Base as a result of such Asset Sale or Recovery Event), an amount equal to 66-2/3% of such Net Cash Proceeds received on such date shall be promptly, and in any event, within 10 days after such date either (i) first, applied to the prepayment of the Tranche B Loans (with a corresponding permanent reduction of the Total Tranche B Commitments) and second, applied to the prepayment of the Tranche A Loans (with a corresponding permanent reduction of the Total Tranche A Commitments) or (ii) deposited into a cash collateral account maintained with the Administrative Agent for the benefit of the holders of Liens and claims granted under the Final Order in the order of priority set forth therein; provided that the Borrower shall be permitted to request approval of the Bankruptcy Court to use such proceeds in accordance with Section 363 of the Bankruptcy Code so long as such uses are permitted under this Agreement and subject to the rights of parties in interest to contest such request.”

     6. Amendment to Section 2.21 of the Credit Agreement (Amended and Restated Fee Letter). The text of Section 2.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “The Borrower shall pay the fees set forth in that certain Second Amended and Restated Fee Letter dated as of October 27, 2005 among JPMCB, JPMorgan, CGMI and the Borrower, to the Persons set forth therein.”
     7. Amendment to Section 4.02(f) of the Credit Agreement (Borrowing Base Certificate Condition). The text of Section 4.02(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “From and after the entry by the Court of the Final Order, the Administrative Agent shall have received the most recent Borrowing Base Certificate (dated no more than 30 days (seven (7) days during a Reduced Availability Period) prior to the making of any Loan or the issuance of any Letter of Credit; provided that in the case of the making of any Loan or the issuance of any Letter of Credit prior to November 20, 2005, the most recent Borrowing Base Certificate shall be the most recent Borrowing Base Certificate required to be delivered pursuant to Section 5.08).”
     8. Amendment to Section 5.08 of the Credit Agreement (Borrowing Base Certificate). The text of Section 5.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “From and after the entry of the Final Order, furnish to the Administrative Agent as soon as available and in any event (a) on or before the first issuance of Additional Credit, a Borrowing Base Certificate as of August 31, 2005 (the “Initial Borrowing Base Certificate”), (b) no later than November 15, 2005, a Borrowing Base Certificate setting forth the contents of the Initial Borrowing Base Certificate and updating such certificate with the applicable gross balances as of September 30, 2005 and other updated information reasonably satisfactory in form and substance to the Administrative Agent (it being understood that such Borrowing Base Certificate shall not include any documents that would otherwise be required to be delivered pursuant to the schedule to the Borrowing Base Certificate), (c) on or before the twentieth (20th) day of November 2005 and each month thereafter, a monthly Borrowing Base Certificate, as of the last day of the immediately preceding month (which monthly Borrowing Base Certificate shall be furnished regardless of whether weekly Borrowing Base Certificates are required to be furnished pursuant to the immediately succeeding clause (d)), (d) within five (5) Business Days after the end of each calendar week (each calendar week deemed, for purposes hereof, to end on a Friday) that ends during a Reduced Availability Period, a weekly Borrowing Base Certificate (it being understood that certain Borrowing Base Certificate items (to be identified in the Borrowing Base Amendment) shall be updated only monthly) and (e) if requested by the Administrative Agent at any other time when the Administrative Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available but in no event later than five (5) Business Days after such request, a Borrowing Base Certificate showing the Borrowing Base as of the date so requested, in each case with supporting documentation and additional reports with respect to the Borrowing Base as the Administrative Agent shall reasonably request. As used herein, “Reduced Availability Period” means a period beginning on each day when the Available Amount is less than $500,000,000, and ending on the earliest succeeding day on which the Available Amount has been equal to or greater than $500,000,000 for thirty (30) consecutive days. As used herein, “Available Amount” means, at any time, an amount equal to (A) the lesser of (i) the Total Commitment at such time and (ii) the Borrowing Base, minus (B) the sum of the aggregate principal amount of the outstanding Tranche A Loans, plus the aggregate principal amount of the outstanding Tranche B Loans, plus the LC Exposure.”
     9. Amendment to Section 5.10 of the Credit Agreement (Ratings Requirement). The text of Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Use their best efforts to obtain a rating from S&P and Moody’s on the Tranche A Loans and Tranche B Loan as promptly as practicable.”
     10. New Section 5.12 (Post-Closing Deliveries). The Credit Agreement is hereby amended by adding a new Section 5.12 to read in its entirety as follows: “As soon as practicable, but in no event later than December 15, 2005 (or such later date as may be agreed by the Administrative Agent in its reasonable discretion), deliver or cause to be delivered to the Administrative Agent an environmental diligence report with respect to Eligible Real Estate in form and substance, and performed by an independent appraisal firm, reasonably satisfactory to the Administrative Agent.”
     11. Amendment to Section 6.10 of the Credit Agreement (Dispositions of Assets). Section 6.10 of the Credit Agreement is hereby amended by replacing the words “permitted by clauses (i) and (ii) of Section 6.02” in clause (ii) thereof with the words “permitted by clauses (iv) and (v) of Section 6.02”.
     12. Conditions to Effectiveness. This Amendment shall not become effective until the date (the “Effective Date”) on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Agents and the Lenders signatory hereto, and the Administrative Agent shall have received evidence satisfactory to it of such execution and (ii) the Final Order (which shall be reasonably satisfactory to the Agents) shall have been entered by the Bankruptcy Court .
     13. Miscellaneous.
          (a) Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the “Agreement” is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

          (d) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          (e) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
[SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER: DELPHI CORPORATION
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Vice President, Chief Restructuring Officer, Chief Accounting Officer & Controller

GUARANTORS: ASEC MANUFACTURING GENERAL PARTNERSHIP, a Delaware general partnership
By:	/s/ JOHN FUERST
	Name:	John M. Fuerst
	Title:	Chairman

ASEC SALES GENERAL PARTNERSHIP, a Delaware general partnership
By:	/s/ JOHN FUERST
	Name:	John M. Fuerst
	Title:	Chairman

ASPIRE, INC., a Michigan corporation
By:	/s/ ALLEN D. FLOWERS
	Name:	Allen D. Flowers
	Title:	Treasurer

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

DELCO ELECTRONIC OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P.Arle
	Title:	Chief Executive Officer & President

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Acting Chief Financial Officer, Chief Accounting Officer & Controller

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ TIM KNUTSON
	Name:	Timothy Knutson
	Title:	Assistant Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ DERRICK M. WILLIAMS
	Name:	Derrick M. Williams
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/S/ TIM KNUTSON
	Name:	Timothy Knutson
	Title:	Assistant Treasurer

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ ALLEN D. FLOWERS
	Name:	Allen D. Flowers
	Title:	Treasurer

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

DELPHI LLC, a Delaware limited liability company
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Vice President & Treasurer

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ THOMAS N. TWOMEY
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

DREAL, INC., a Delaware corporation
By:	/s/ JOHN A. JAFFURS
	Name:	John A. Jaffurs
	Title:	President

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ JOHN FUERST
	Name:	John M. Fuerst
	Title:	Vice President

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ TIM KNUTSON
	Name:	Timothy Knutson
	Title:	Assistant Treasurer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ TIM KNUTSON
	Name:	Timothy Knutson
	Title:	Assistant Treasurer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ MICHAEL T. REAGAN
	Name:	Michael T. Reagan
	Title:	Treasurer and Secretary

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ TIM KNUTSON
	Name:	Timothy Knutson
	Title:	Assistant Treasurer

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement

AGENTS AND LENDERS: JPMORGAN CHASE BANK, N.A. Individually and as Administrative Agent
By:	/s/ ROBERT ANASTASIO
	Name:	Robert Anastasio
	Title:	Vice President

CITICORP USA, INC. Individually and as Syndication Agent
By:	/s/ JEFFREY NITZ
	Name:	Jeffrey Nitz
	Title:	Director

Signature Page to First Amendment
to Revolving Credit, Term Loan and
Guaranty Agreement